OPPENHEIMER PRINCIPAL PROTECTED
MAIN STREET FUND

Supplement dated January 13, 2010 to the
Prospectus dated December 29, 2009

This supplement amends the Prospectus of Oppenheimer Principal Protected Main Street Fund (the “Fund”) dated December 29, 2009 as follows:

Footnote 9 to the table “Annual Fund Operating Expenses" in the "Fees and Expenses of the Fund” section beginning on page 14 is deleted in its entirety and replaced with the following:

9.     The Manager has voluntarily agreed to reimburse the Fund for expenses of the Underlying Fund, other than advisory fees paid to the Manager by the Underlying Fund, relating to the Fund’s assets invested in the Underlying Fund. The amount of this expense reimbursement is based on the percentage allocation of the Fund’s assets in shares of the Underlying Fund and will fluctuate as the allocation changes. The Manager may amend or withdraw this voluntary undertaking at any time. After all waivers, reimbursements, and other credits, the Fund’s actual “Total Annual Fund and Underlying Fund Operating Expenses” as a percentage of average daily net assets were 1.50% for Class A shares, 2.24% for Class B shares, 2.22% for Class C shares, and 1.70% for Class N shares.

January 13, 2010                                                                                                                     PS0676.007